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                                                                       EXHIBIT 1


                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of GYRODYNE Company of America, Inc., and that all subsequent amendments to this statement on Schedule 13D, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acqusition statements.

         EXECUTED as a sealed instrument this 21st day of January, 2000.


                                      K Capital I, L.P.


                                      By: /s/ Thomas Knott
                                          -------------------------------------
                                          K Capital Partners, LLC, General
                                          Partner by: Harwich Capital
                                          Partners LLC, its Managing
                                          Member, by Thomas Knott, its
                                          Managing Member

                                      K Capital II, L.P.


                                      By: /s/ Thomas Knott
                                          -------------------------------------
                                          K Capital Partners, LLC, General
                                          Partner by: Harwich Capital
                                          Partners LLC, its Managing
                                          Member, by Thomas Knott, its
                                          Manager Member

                                      K Capital Offshore Master Fund (U.S.
                                      Dollar), L.P.


                                      By: /s/ Thomas Knott
                                          -------------------------------------
                                          K Capital Partners, LLC, General
                                          Partner by: Harwich Capital
                                          Partners LLC, its Managing
                                          Member, by Thomas Knott, its
                                          Managing Member


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                                      K Capital Partners, LLC


                                      By: /s/ Thomas Knott
                                          -------------------------------------
                                          Harwich Capital Partners, LLC
                                          by Thomas Knott, its Managing
                                          Member

                                      Harwich Capital Partners, LLC


                                      By: /s/ Thomas Knott
                                          -------------------------------------
                                          Thomas Knott, its Managing
                                          Member


                                      /s/ Thomas Knott
                                      -----------------------------------------
                                      Thomas Knott


                                      /s/ Abner Kurtin
                                      -----------------------------------------
                                      Abner Kurtin


                                     18